UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2003

INDYMAC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08972	95-3983415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Lake Avenue, Pasadena, California	91101-7211

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (800) 669-2300

ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

INDYMAC BANCORP, INC.

FORM 8-K CURRENT REPORT
October 17, 2003

ITEM 9. Regulation FD Disclosure

     On October 17, 2003, IndyMac Bancorp, Inc. issued a press release announcing revised earnings guidance for 2003.

     A copy of the press release is attached as an Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Pasadena, State of California, on October 17, 2003.

INDYMAC BANCORP, INC.

By:	/s/ Scott Keys

Scott Keys
Executive Vice President
and Chief Financial Officer

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EXHIBIT INDEX

99.1	IndyMac Bancorp, Inc. press release dated October 17, 2003.

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